UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C.  20549



                                     FORM 8-K




                                  CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) January 9, 1995






          NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
             NAVISTAR FINANCIAL 1993-A OWNER TRUST, NAVISTAR FINANCIAL 1994-A OWNER TRUST, NAVISTAR FINANCIAL 1994-B OWNER TRUST
                     AND NAVISTAR FINANCIAL 1994-C OWNER TRUST
            (Exact name of Registrant as specified in its charter)




                                    Delaware
                  (State or other jurisdiction of incorporation)




       1-4146-1                                        51-0337491
(Commission File Number)                  (I.R.S. Employer Identification No.)




2850 West Golf Road Rolling Meadows, Illinois                        60008
  (Address of principal executive offices)                         (Zip Code)





          Registrant's telephone number including area code 708-734-4275

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                                                                      FORM 8-K
                     INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


         On January 25, 1995, Registrant made available the Monthly Servicer Certificates for the Period of December 1994 for the specified Owner Trusts, which are attached as Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits:

             See attached Exhibit Index.




                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of NAVISTAR FINANCIAL 1993-A OWNER TRUST, NAVISTAR FINANCIAL 1994-A OWNER TRUST, NAVISTAR FINANCIAL 1994-B OWNER TRUST
               AND NAVISTAR FINANCIAL 1994-C OWNER TRUST
                                        (Registrant)






Date  January 25, 1995         By:/s/  PHYLLIS E. COCHRAN
                                       Phyllis E. Cochran
                                       Vice President & Controller

                                                                      FORM 8-K
                                   EXHIBIT INDEX


Exhibit No.        Description

Navistar Financial 1993-A Owner Trust

   20.1            Monthly Servicer Certificate, dated January 9, 1995


Navistar Financial 1994-A Owner Trust

   20.2            Monthly Servicer Certificate, dated January 12, 1995


Navistar Financial 1994-B Owner Trust

   20.3            Monthly Servicer Certificate, dated January 11, 1995


Navistar Financial 1994-C Owner Trust

   20.4            Monthly Servicer Certificate, dated January 23, 1995